AMENDMENT AGREEMENT NO. 1
                         TO SHORT TERM CREDIT AGREEMENT

         THIS AMENDMENT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 17th day of February, 1999, by and among HEALTHSOUTH CORPORATION, a Delaware corporation (herein called the "Borrower"), NATIONSBANK
N. A. (the "Agent"), as Agent for the lenders (the "Lenders") party to the Short Term Credit Agreement dated September 28, 1998, among the Lender, Borrower and the Agent (the "Agreement") and the Lender whose name is subscribed hereto.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lender have entered into the Agreement pursuant to which the Lender has agreed to make short term revolving loans to the Borrower in the aggregate principal amount of up to $500,000,000 as evidenced by the Notes (as defined in the Agreement) and to issue Letters of Credit for the benefit of the Borrower; and

         WHEREAS, the Borrower has requested that the Agreement be amended by extending the Stated Termination Date and the Agent and the Lender has agreed, subject to the terms and conditions hereof, to make such amendment, as provided herein;

         NOW, THEREFORE, the Borrower, the Agent and the Lender do hereby agree as follows:

         1. Definitions. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereinafter amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

         2. Amendment. Subject to the conditions set forth herein, the Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a)  The  following   definitions  are  hereby  inserted  into
                       Section 1.1:

                           "Debt   Offering"   means  the   incurrence   of  any
                  Indebtedness for Money Borrowed permitted hereunder in connection with a public offering or private placement of debt securities of the Borrower.

                           "Net  Proceeds"  means cash payments  received by the
                  Borrower from any Debt Offering as and when received, net of all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such Debt Offering.


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                  (b) The  following  definitions  are  hereby  amended in their entirety so that as amended they read as follows:

                           "Stated  Termination Date" means the earlier to occur
                  of (i) February 16, 2000 and (ii) the date when cumulative Net Proceeds from Debt Offerings over the life of the Short Term Credit Facility equals $500,000,000.

                           "Total   Short  Term  Credit   Commitment"   means  a
                  principal amount equal to the difference of (a) $500,000,000 less (b) any amount required to be paid pursuant to Section 2.3(b) hereof.

                  (c) The letter "(a)" shall be inserted in front of the first paragraph of Section 2.3 and a new Section 2.3(b) is hereby inserted at the end of Section 2.3 to read as follows:

                           "(b) The Borrower  shall make a  prepayment  from the
                  Net Proceeds of any Debt Offering in an amount equal to one hundred percent (100%) of such Net Proceeds. Each such prepayment shall permanently reduce the Total Short Term Credit Commitment and shall be made within five (5) business days of receipt of such Net Proceeds and upon not less than five (5) business days written notice to the Agent and shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations utilized in computing the amount of Net Proceeds."

         3. Representations and Warranties. The Borrower hereby represents and warrants that:

                  (a) The  representations  and  warranties  made by Borrower in
         Article VI of the Agreement are true on and as of the date hereof;

                  (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Consolidated Entities since the date of the most recent financial reports of the Borrower received by each Lender under Section 7.1 of the Agreement, other than changes in the ordinary course of business, none of which has had a Material Adverse Effect;

                  (c) The business and properties of the Borrower and its Consolidated Entities are not and have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and


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                  (d) No event has occurred and no condition exists which,  upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         5. Conditions. This Amendment Agreement shall become effective upon the Borrower delivering to the Agent of the following:

                  (a) Four (4) counterparts of this Amendment Agreement duly executed by the Borrower and receipt by the Agent of all fees and expenses due in connection with this Amendment Agreement; and

                  (b) Such other documents and instruments as the Agent may reasonably require.

         6. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, in the manner provided in the Agreement, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                  [Remainder of page intentionally left blank.]


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         IN WITNESS  WHEREOF,  the parties  hereto  have  caused this  Amendment
Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                      BORROWER:

                                      HEALTHSOUTH CORPORATION

                                      By: /s/ Leif Murphy
                                          -----------------------
                                      Name:  Leif Murphy
                                             --------------------
                                      Title: V.P. Finance
                                             ----------------------



                                      NATIONSBANK, N. A.,
                                      as Agent for the Lenders

                                      By: /s/ Philip Durand
                                          -----------------------
                                      Name: Philip S. Durand
                                             --------------------
                                      Title: V.P.
                                             --------------------



                                      NATIONSBANK, N. A.,
                                      as sole Lender

                                      By: /s/ Philip Durand
                                          -----------------------
                                      Name: Philip S. Durand
                                             --------------------
                                      Title: V.P.
                                             --------------------

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